EXHIBIT 99.2


                       AGREEMENT AND DECLARATION OF TRUST

     This agreement and declaration of trust ("Agreement") is entered into as of November 18, 2002 by and among MOC Holdco I, Inc. ("Grantor"), a Delaware corporation and an indirect wholly-owned subsidiary of AT&T Comcast Corporation ("AT&T Comcast"), Edith E. Holiday, an individual with an office in Wilmington, Delaware, as operating trustee hereunder (the "Operating Trustee"), and The Capital Trust Company of Delaware, a Delaware trust company, as Delaware trustee hereunder (the "Delaware Trustee").

     WHEREAS, the Agreement and Plan of Merger dated as of December 19, 2001, as amended, among AT&T Corp. ("AT&T"), Comcast Corporation ("Comcast"), AT&T Comcast and the other parties thereto provides for the spin-off of AT&T Broadband Corp. ("AT&T Broadband"), a wholly-owned subsidiary of AT&T, and the subsequent mergers of wholly-owned subsidiaries of AT&T Comcast with and into AT&T Broadband and Comcast, respectively (such transactions, the "AT&T Comcast Transaction");

      WHEREAS, upon the closing of the AT&T Comcast Transaction (the "Closing"), MediaOne of Colorado, Inc. ("MOC"), a Colorado corporation, an indirect parent of Grantor and an indirect wholly-owned subsidiary of AT&T Broadband, became an indirect wholly-owned subsidiary of AT&T Comcast;

      WHEREAS, AT&T Broadband indirectly holds partnership interests in Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), which prior to the transactions described in the recitals below were held as follows: (i) a partnership interest representing approximately 2.86% of the pro rata senior priority (Series A) capital and residual equity capital of TWE (the "MOC TWE Interest") was held by MOC; and (ii) a partnership interest representing approximately 24.78% of the pro rata senior priority (Series A) capital and

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residual equity capital of TWE (the "MOTH TWE Interest") was held by MediaOne
TWE Holdings, Inc. ("MOTH"), a Delaware corporation and at such time a direct wholly-owned subsidiary of MOC;

      WHEREAS, TWE, AT&T, MOC, MOTH, Comcast, AT&T Comcast, AOL Time Warner Inc. ("AOL Time Warner") and certain other parties have entered into the Restructuring Agreement dated as of August 20, 2002 (as it may be amended, the "Restructuring Agreement" and, together with the other Transaction Agreements, the Engagement Letter, the Confidentiality Agreements and the Letter Agreements (each as defined in the Restructuring Agreement), the "TWE Restructuring Documents"), providing for the restructuring of TWE and certain related transactions (the "TWE Restructuring");

      WHEREAS, prior to the date hereof: (i) MOC contributed the MOC TWE Interest to Grantor (its wholly owned subsidiary) and Grantor succeeded to the rights, and agreed to assume the obligations, of MOC under the Agreement of Limited Partnership of TWE, dated October 29, 1991, as amended (the "TWE Partnership Agreement"); (ii) Grantor contributed the MOC TWE Interest to TWE Holdings I LLC ("LLC 1"), a Delaware limited liability company and a wholly owned subsidiary of Grantor, and LLC 1 succeeded to the rights, and agreed to assume the obligations of, Grantor under the TWE Partnership Agreement (such contributions of the MOC TWE Interest, collectively, the "MOC TWE Contribution"); and (iii) Grantor, as sole member of LLC 1, approved the conversion of LLC 1 into a Delaware statutory trust and approved the form of this Agreement as the governing instrument for such trust;

      WHEREAS, concurrent with the MOC TWE Contribution, MOC or one or more of its affiliates assigned all applicable rights and obligations relating to the MOC TWE Interest under the TWE Restructuring Documents to LLC 1, and LLC 1 accepted such assignment and agreed


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to assume such obligations (such obligations, the "MOC Assumed Obligations" and such rights, the "MOC Assumed Rights");

      WHEREAS, following the MOC TWE Contribution: (i) LLC 1 was duly converted (the "Trust 1 Conversion") into a Delaware statutory trust (the "Trust") pursuant to the Delaware Limited Liability Company Act (6 Del. C. ss.18-101, et seq.) (as amended from time to time and any successor to such statute, the "LLC Act") and to the Delaware Statutory Trust Act (12 Del. C. ss.3801, et seq.) (as amended from time to time and any successor to such statute, the "Act") by the execution and filing with the Secretary of State of the State of Delaware of a Certificate of Conversion and a Certificate of Trust; and (ii) pursuant to the Trust 1 Conversion, (A) the limited liability company interests in LLC 1 were converted into beneficial interests in the Trust and, upon completion of the Trust 1 Conversion, 100% of such beneficial interests in the Trust were held directly by Grantor and (B) the MOC Assumed Obligations, the MOC Assumed Rights and the rights and obligations of LLC 1 under the TWE Partnership Agreement were vested in the Trust;

      WHEREAS, prior to the date hereof: (i) MOC contributed 100% of the capital stock of MOTH to MOC Holdco II, Inc. ("Holdco 2"), a Delaware corporation and a wholly owned subsidiary of MOC; and (ii) Holdco 2 contributed 100% of the capital stock of MOTH to TWE Holdings II LLC ("LLC 2"), a Delaware limited liability company and a wholly owned subsidiary of Holdco 2 (such contributions of MOC's MOTH stock, the "MOTH Stock Contribution");

      WHEREAS, concurrent with the MOTH Stock Contribution, MOC or one or more of its affiliates assigned all applicable rights and obligations relating to the direct or indirect interest of MOC in the equity of MOTH under the TWE Restructuring Documents to LLC 2, and LLC 2


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accepted such assignment and agreed to assume such obligations (such obligations, the "MOTH Stock Assumed Obligations" and such rights, the "MOTH Stock Assumed Rights");

      WHEREAS, on or prior to the date hereof: (i) MOTH contributed (the "MOTH TWE Contribution") the MOTH TWE Interest to TWE Holdings III LLC ("LLC 3"), a Delaware limited liability company and a wholly owned subsidiary of MOTH, and LLC 3 succeeded to the rights, and agreed to assume the obligations, of MOTH under the TWE Partnership Agreement; (ii) concurrent with the MOTH TWE Contribution, MOTH or one or more of its affiliates assigned all applicable rights and obligations relating to the MOTH TWE Interest under the TWE Restructuring Documents to LLC 3, and LLC 3 accepted such assignment and agreed to assume such obligations (such obligations, the "MOTH TWE Assumed Obligations" and such rights, the "MOTH TWE Assumed Rights"); (iii) following the MOTH TWE Contribution, LLC 3 was duly converted (the "Trust 3 Conversion") into a Delaware statutory trust ("Trust III") pursuant to the LLC Act and the Act; and (iv) pursuant to the Trust 3 Conversion, (A) the limited liability company interests in LLC 3 were converted into beneficial interests in Trust III and, upon completion of the Trust 3 Conversion, 100% of such beneficial interests in Trust III were held directly by MOTH and (B) the MOTH TWE Assumed Obligations, the MOTH TWE Assumed Rights and the rights and obligations of LLC 3 under the TWE Partnership Agreement were vested in Trust III;

      WHEREAS, the MOC Assumed Rights, the MOTH Stock Assumed Rights and the MOTH TWE Assumed Rights will, in the aggregate, include, without limitation, all rights of Grantor and its affiliates under the TWE Restructuring Documents with respect to registration rights and to the management and operations of TWE, MOTH or their affiliates;


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      WHEREAS, prior to the closing of the TWE Restructuring, the MediaOne Note
Payment (as defined in the Restructuring Agreement) will occur;

      WHEREAS, (A) prior to the closing of the TWE Restructuring, LLC 2 will be converted into a Delaware statutory trust ("Trust II") pursuant to the LLC Act and the Act, (B) at the request of Holdco 2, at the closing of the TWE Restructuring, Trust III will assign certain of the MOTH TWE Assumed Rights and MOTH TWE Assumed Obligations to Trust II, and Trust II will accept such assignment and assume such obligations, and (C) immediately after the foregoing assignment (or if no assignment occurs, then at the closing of the TWE Restructuring), Trust III will merge into MOTH or dissolve;

      WHEREAS, the parties hereto now wish to establish the terms and conditions under which the Trust will be administered in order to effect divestiture of the Disposition Property (as defined in Section 4); and

      WHEREAS, Edith E. Holiday wishes to serve as Operating
Trustee of the Trust.

      NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1.   General Provisions.

           (a) Name. The name of this trust is "TWE Holdings I Trust." The Trust's business may be conducted under the name of the Trust or any other name or names selected by the Operating Trustee.

           (b) Principal Office. The principal office of the Trust shall be 801 West Street, 2nd Floor, Wilmington, Delaware 19801, or such other place within the State of Delaware as may from time to time be designated by the Operating Trustee, provided, however, that the Operating Trustee shall not locate its offices at the offices of AT&T Comcast or its affiliates, as


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defined below. The Operating Trustee shall give prompt notice of any change in the address of its principal office to Grantor and the Delaware Trustee. Neither the Delaware Trustee nor the Operating Trustee shall maintain an office outside of the State of Delaware for the conduct of the business of the Trust or conduct the business of the Trust outside of the State of Delaware; provided that the Operating Trustee may from time to time conduct the business of the Trust outside of the State of Delaware if reasonably required for the conduct of such business. The Operating Trustee shall comply with such conditions relating to the immediately preceding sentence as Grantor shall reasonably request.

           (c) Delaware Trustee. The address of the Delaware Trustee in Delaware is One Little Falls Centre I, Suite 210, 2711 Centreville Road, Wilmington, Delaware 19808. The Delaware Trustee is appointed to serve as the trustee of the Trust in Delaware for the sole purpose of satisfying the requirements of Section 3807 of the Act that the Trust have at least one trustee with a principal place of business in Delaware. The Delaware Trustee shall be entitled to receive customary fees for its services. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the rights, duties or liabilities of the Operating Trustee. The rights and duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or Grantor, it is hereby understood and agreed by the parties hereto, including Grantor, that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this


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Agreement. The Delaware Trustee and the Operating Trustee are referred to herein collectively as the "Trustees" and each individually as a "Trustee."

           (d) Declaration of Trust. The Delaware Trustee and the Operating Trustee each hereby declares that it will hold the assets of the Trust in trust upon and subject to the conditions set forth herein for the benefit of Grantor, the holder of 100% of the beneficial interests in the Trust, and in compliance with all applicable rules, regulations and orders of the Federal Communications Commission ("FCC Regulations"). It is the intention of the parties hereto that the Trust be a statutory trust under the Act. The Delaware Trustee and the Operating Trustee are hereby authorized to execute any amendment or restatement of the Certificate of Trust so long as such amendment or restatement is not inconsistent with the provisions hereof. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company.

           (e) No Individual Ownership. Title to all of the assets of the Trust shall be vested in the Trust until the Trust dissolves or is converted in accordance with Section 13 hereof; provided, however, if the applicable laws of any jurisdiction require that title to any part of the assets of the Trust be vested in a trustee of the Trust, then title to that part of the assets of the Trust shall be vested in the Operating Trustee to the extent so required, but the beneficial interest with respect to such asset shall remain in the Trust for the benefit of the Trust beneficiaries.

           (f) Tax Treatment. The parties hereby agree that the Trust shall be treated as a "grantor trust" or, in the event the Trust shall be engaged in the conduct of a business for profit, as a business entity that is disregarded as separate from Grantor for purposes of the U.S. Federal, state and local tax laws, and further agree: (i) not to take any position (or cause the Trust to do


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so), in a tax return or otherwise, or take any other action, that is inconsistent with such treatment; and (ii) to take all commercially reasonable actions necessary to cause the Trust to be so treated.

      2.   Contribution to the Trust.

           (a) The date on which the MOC TWE Contribution and the Trust 1 Conversion were completed is referred to in this Agreement as the "Contribution Date".

           (b) Following the Contribution Date and during the Trust Term (as defined in Section 3), except as otherwise provided by this Agreement, the Trust shall have legal and record ownership of the MOC TWE Interest and all other assets constituting Disposition Property (as defined in Section 4).

           (c) Grantor represents and warrants to the Operating Trustee that:
(i) the MOC TWE Contribution was effected in accordance with applicable FCC Regulations; (ii) as of the Contribution Date, Grantor had full right and legal authority to effect the MOC TWE Contribution as described herein; (iii) as of the Contribution Date, the MOC TWE Interest was not subject to any liens or other encumbrances (other than as created by, or permitted under, this Agreement, the TWE Restructuring Documents or the TWE Partnership Agreement); and (iv) all consents, waivers and approvals of the Federal Communications Commission ("FCC") and third parties necessary for the MOC TWE Contribution have been received and are in full force and effect.

           (d) If any additional interest in TWE is acquired by AT&T Comcast or any of its subsidiaries during the Trust Term, AT&T Comcast shall cause such interest to be contributed to the Trust and become property of the Trust or, if AT&T Comcast so elects, AT&T Comcast may cause such additional interest to be contributed to, and become property of, Trust III or (following its formation) Trust II. Except as provided herein, no other property may be


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contributed to the Trust by any party without the prior written agreement of the Operating Trustee.

      3. Term of the Trust and Irrevocability. The Trust shall be irrevocable by Grantor and shall have a term that expires at such time as the Trust terminates in accordance with the provisions of Section 13 (the "Trust Term").

      4. Operating Trustee Control of the Disposition Property. The Operating Trustee shall have sole and exclusive authority to manage: (a) the MOC TWE Interest; (b) any additional TWE interest subsequently contributed to the Trust; (c) any Restricted Consideration (as defined in Section 5(c)) received by the Trust; and (d) any other non-cash consideration received by the Trust in an Alternate Disposition (as defined in Section 5(c)) or as a dividend or distribution on securities or ownership interests held by the Trust and not approved by the Media Bureau (as defined in Section 5(e)) for distribution to Grantor in accordance with Section 5(e) or 6(b), respectively, (such TWE interests, Restricted Consideration and other non-cash assets received by the Trust and not approved for distribution, collectively, the "Disposition Property"), and to exercise any and all rights with respect to any Disposition Property including, without limitation, the MOC Assumed Rights and the right to exercise any voting, director appointment, consent, approval or management rights arising from the Disposition Property under the TWE Partnership Agreement, in a manner intended to maximize the value of the Disposition Property. Without limiting the foregoing, Grantor or its affiliates will, upon or prior to the Closing, cause the representatives appointed by Grantor (or any of its affiliates) to the TWE board of representatives to resign and, subsequent to such resignations, the Operating Trustee will exercise any right to appoint replacement representatives when, in the Operating Trustee's judgment, doing so is necessary to protect the value of any Disposition Property.


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Grantor shall not retain any voting, director appointment, consent, approval or management rights with respect to the Disposition Property. Grantor shall not have any rights to require the Operating Trustee to consult with Grantor or its affiliates with respect to the exercise of such rights, and the Operating Trustee shall not consult with Grantor with respect to such rights. As used herein, the term "affiliates" shall have the definition adopted in 47 U.S.C.
ss. 153(1), provided however, that for purposes of this Agreement (i) neither the Trust nor any of its subsidiaries shall be deemed to be an affiliate of Grantor or of any of Grantor's affiliates, and (ii) neither MOTH nor any of its subsidiaries shall be deemed to be an affiliate of Grantor or of any of Grantor's affiliates after the closing of the TWE Restructuring. The Trust shall retain and hold, and the Operating Trustee shall manage, the Disposition Property in accordance with, and subject to, the terms and conditions set forth in this Agreement, the TWE Partnership Agreement, the TWE Restructuring Documents to the extent the Trust is a party thereto or is otherwise bound thereby, and any other applicable constitutional document or other agreement setting out rights and responsibilities with respect to any Disposition
Property entered into in connection with an Alternate Disposition, Public Sale or Private Sale (collectively, the "Governing Agreements"). The Operating Trustee shall have the authority to sell, transfer, assign, pledge or otherwise dispose of or encumber the Disposition Property only to the extent and in the manner provided in the Governing Agreements. The Operating Trustee shall cause the Trust to comply with the applicable terms of the Governing Agreements.

      5.   Divestiture of the Disposition Property.

           (a) The Operating Trustee shall, in accordance with the terms of this Agreement, divest the Disposition Property. Subject to compliance by the Operating Trustee with its obligations under this Agreement, the decision to divest part or all of the Disposition


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Property shall be made by the Operating Trustee in its sole discretion. Subject to Section 5(c), Grantor shall not take any action to block a sale by the Operating Trustee on any grounds other than the Operating Trustee's Malfeasance (as defined in Section 7(h)).

           (b) During the period commencing with the Closing and ending five
(5) years thereafter (the "5-Year Period"), except as otherwise provided herein, the Operating Trustee shall pursue such registration rights as are available with respect to all or any portion of the Disposition Property pursuant to the TWE Partnership Agreement, the TWE Restructuring Documents or otherwise, in a manner intended to maximize the value received by Grantor, consistent with the goal of concluding a complete divestiture of the Disposition Property by the end of the 5-Year Period. The Operating Trustee shall have complete authority to prosecute such registration rights, including authority to engage in such litigation as may be necessary. In addition, if any of the Disposition Property is saleable in the public market either under an already effective registration statement or without the requirement of a registration statement under Federal or state securities laws, then the Operating Trustee may also seek to effect a sale pursuant thereto in a manner intended to maximize the value received by Grantor, consistent with the goal of concluding a complete divestiture of the Disposition Property by the end of the 5-Year Period. A sale by the Operating Trustee in the manner permitted in this
Section 5(b) is referred to herein as a "Public Sale." The Operating Trustee shall not otherwise have the power to dispose of any of the Disposition Property during the 5-Year Period, except pursuant to one or more Alternate Dispositions or Private Sales (as defined in Section 5(g)), or as provided in
Section 13.

           (c) Notwithstanding the foregoing, at any time during the 5-Year Period, Grantor may propose any one or more Alternate Dispositions (as defined below) with respect to


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all or part of the Disposition Property, which the Operating Trustee shall be obligated to use reasonable best efforts to cause the Trust to effect (including by becoming a party to agreements related thereto, subject to appropriate indemnification from Grantor and its affiliates), unless such Alternate Disposition is withdrawn by Grantor. If necessary to effect an Alternate Disposition, the Operating Trustee will discontinue (and will not initiate) any efforts to effect a Public Sale, if inconsistent with the terms of such Alternate Disposition, until the Alternate Disposition is closed or terminated without closing. The following types of transactions or combinations thereof constitute "Alternate Dispositions":

                (i) A sale or other transfer to any person or persons unaffiliated with Grantor for cash.

                (ii) A sale or other transfer, conversion or exchange to any person or persons unaffiliated with Grantor for any consideration other than cash, provided it is not for Restricted Consideration. "Restricted Consideration" is an interest in AOL Time Warner or an entity that, directly or indirectly, owns interests in cable systems or cable programming networks which are attributable under then current FCC Regulations to AOL Time Warner.

                (iii) A sale or other transfer, conversion or exchange to any person or persons unaffiliated with Grantor for Restricted Consideration. For the avoidance of doubt, the conversion of TWE to a corporation in connection with the registration rights process under the TWE Partnership Agreement, and the TWE Restructuring, each would be deemed to be an Alternate Disposition for Restricted Consideration.


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                (iv) A transaction: (A) with any person or persons unaffiliated with Grantor; (B) which involves a security linked to any of the Disposition Property or a security that would be deemed to be a "derivative security" (as defined in Rule 16a-1(c) under the Securities Exchange Act of 1934, as amended) with respect to any of the Disposition Property, or (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of any of the Disposition Property, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction; (C) which has a term ending no more than five (5) years following the Closing; and (D) pursuant to which the Trust receives cash and retains an economic interest equal to no more than 20% of the risk of loss or opportunity for gain or an economically equivalent combination of risk of loss and opportunity for gain; provided, however, that any such transaction shall have economics similar to a collar and the spread on the collar shall include the trading price of the relevant Disposition Property on the day the transaction is entered into (a "Derivative
           Transaction").

           (d) For the avoidance of doubt, Disposition Property shall, unless divested by the Trust in accordance with this Section 5, be retained by the Trust and not distributed to Grantor or its affiliates, except as provided pursuant to Section 13.

           (e) In the event that all or part of the Disposition Property is divested in an Alternate Disposition in return for any consideration that does not constitute Restricted Consideration, the following shall apply: (i) cash consideration will be distributed to Grantor, in


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accordance with Section 6; and (ii) non-cash consideration will remain in the
Trust as Disposition Property unless its distribution to Grantor is approved by the FCC's Media Bureau (the "Media Bureau"). The Operating Trustee will promptly file a written request with the Media Bureau, styled as a "Request to Distribute Non-Cash, Non-Restricted Consideration," seeking approval to distribute any such non-cash consideration that it receives to Grantor. The distribution of such non-cash consideration to Grantor shall be deemed approved unless the Media Bureau notifies the Operating Trustee, in writing and within 30 days of receipt of such notice from the Operating Trustee, that it objects to such distribution, provided however, that the Media Bureau may, by written notice to the Operating Trustee, extend the 30 day period for an additional 30 days if necessary to complete its review, in which case the distribution will be deemed approved unless the Media Bureau notifies the Operating Trustee, in writing and within 60 days of its receipt of the Operating Trustee's request, that it objects to the proposed distribution. If the Media Bureau objects to the distribution of any non-cash consideration within 30 days of notice from the Operating Trustee (or, in the event the Media Bureau's review period is extended as provided herein, within 60 days of the Operating Trustee's notice), then such non-cash consideration shall constitute Disposition Property and shall be retained by the Trust. If at any time after an Alternate Disposition any Restricted Consideration received in such Alternate Disposition ceases to be Restricted Consideration, the consideration will be treated as set forth in this Section 5(e) with respect to consideration that is not Restricted Consideration.

           (f) Following an Alternate Disposition, and subject to the limitations contained in Section 5(g), the Operating Trustee will retain the power for the remainder of the 5-Year Period to dispose of in a Public Sale any remaining Disposition Property, other than that which is the subject of a Derivative Transaction, in a manner intended to maximize the value


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received by Grantor, consistent with the goal of concluding a complete divestiture of the Disposition Property by the end of the 5-Year Period and subject to the provisions of the Governing Agreements. Following an Alternate Disposition which is a Derivative Transaction, the Operating Trustee will not take any action during the 5-Year Period (or, if shorter, during the period of time such Disposition Property is the subject of the Derivative Transaction) to effect a Public Sale of that part of the Disposition Property which is the subject of the Derivative Transaction, without the consent of Grantor.

           (g) The Operating Trustee acknowledges that the registration rights process currently provided for in the TWE Partnership Agreement has been suspended. Grantor represents to the Operating Trustee that the Restructuring Agreement provides that in the event of termination of the Restructuring Agreement, the registration rights process in effect at the time of the execution of the Restructuring Agreement will be reinstated at the same point at which it was suspended (with the general rule being that the appraisal previously completed in connection with such process shall be prepared again and, in the event the investment banking firm that conducted such earlier appraisal is not at such time eligible to be engaged, a new investment banking firm will have to be selected and engaged, provided that in certain exceptional circumstances the existing appraisal may be used). The Operating Trustee shall take all actions necessary to implement the TWE Restructuring in accordance with the terms of the TWE Restructuring Documents, will abide by the TWE Restructuring Documents as if it were a party thereto, and will not take any action that would result in a breach of the TWE Restructuring Documents by Grantor or any of its affiliates. The Operating Trustee further agrees that, following the closing of the TWE Restructuring, it will dispose of any consideration received and assets retained in connection with the TWE Restructuring in a manner consistent with the


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terms of this Agreement and the TWE Restructuring Documents, provided that following the closing of the TWE Restructuring:

                (i) The Operating Trustee will not take any action during the 90-day period following the closing of the TWE Restructuring to dispose of any publicly traded common stock of AOL Time Warner held by the Trust in a Public Sale, unless so requested by Grantor;

                (ii) The Operating Trustee will not take any action during the 180-day period following the closing of the TWE Restructuring to effect any initial public offering of stock in MOTH, which as a result of the TWE Restructuring will become a subsidiary of AOL Time Warner and will hold a majority interest in TWE and certain other assets, pursuant to any applicable registration rights, unless so requested by Grantor; and

                (iii) If: (A) the consideration received or assets retained by the Trust in the TWE Restructuring includes a partnership interest in TWE; (B) the TWE Partnership Agreement (as amended and restated in connection with the TWE Restructuring) or any other TWE Restructuring Document restricts the rights of Grantor or the Trust to sell or otherwise transfer such partnership interest for a period of time following the closing of the TWE Restructuring not to exceed two years; (C) such amended and restated TWE Partnership Agreement (or a related agreement) provides procedures for the private sale of such partnership interest after such two year period; and (D) within three years following the closing of the TWE Restructuring Grantor has not elected to have the Trust effect such a private sale as an Alternate Disposition; then the Operating Trustee shall have the right


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           following such three year period (and not prior thereto) to effect such a private sale pursuant to such provisions (such a sale of such partnership interest pursuant to such provisions, a "Private Sale"). For the avoidance of doubt, the term "Private Sale" may include a sale to MOTH or AOL Time Warner pursuant to an appraisal process set forth in a TWE Restructuring Document.

           (h) Neither Grantor nor any of its affiliates will be permitted to be a purchaser in a Public Sale or a Private Sale or a counterparty in a Derivative Transaction.

           (i) If any of the Disposition Property remains at the end of the 5-Year Period, the Operating Trustee will have the authority and be directed to divest whatever portion of the interest remains as quickly as possible, and in all events within six (6) months thereafter.

           (j) The Operating Trustee shall not divest all or part of the Disposition Property until all necessary governmental approvals, if any, have been received.

      6.   Distribution of Proceeds of Sale; Dividends.

           (a) In the event of any disposition involving all or part of the Disposition Property, the Operating Trustee shall cause to be distributed to Grantor as soon as practicable following receipt: (i) any cash; and (ii) following approval by the Media Bureau pursuant to Section 5(e), any assets which do not constitute Restricted Consideration. Such amounts may be reduced by the amount of fees or expense reimbursements then owed by Grantor to the Trustees.

           (b) In the event that dividends or distributions are paid in respect of any portion of the Disposition Property, the Operating Trustee shall cause to be distributed to Grantor as soon as practicable following receipt any such dividends or distributions to the extent they consist of: (i) any cash; or (ii) following approval by the Media Bureau pursuant to the procedure described in
Section 5(e), any assets which do not constitute Restricted Consideration.

      7.   Trustee Obligations, Fees and Indemnification.

           (a) The Trust shall be administered by the Operating Trustee in accordance with the provisions of this Agreement and applicable FCC Regulations.

           (b) The Operating Trustee shall maintain such records, files and books as the Operating Trustee, in the Operating Trustee's reasonable discretion, deems necessary or appropriate to enable the Operating Trustee to carry out the terms and conditions of this Agreement and to record the actions taken by the Operating Trustee in the performance of the Operating Trustee's duties under this Agreement.

           (c) The Operating Trustee is expressly authorized to incur and obligate Grantor to pay all charges, taxes and other expenses that are reasonable, necessary and proper in connection with the preparation, execution and delivery of this Agreement and the performance by the Operating Trustee of its duties under this Agreement. Grantor shall pay directly all such charges, taxes and expenses or reimburse the Operating Trustee therefor within thirty
(30) days after receipt of the Operating Trustee's notice and documentation under Section 7(e).

           (d) In compensation for the Operating Trustee's services under this Agreement, Grantor will pay the Operating Trustee customary fees for the time that the Operating Trustee spends in connection with the formation and administration of the Trust. All such fees shall become due and payable within thirty (30) days after the Operating Trustee has given notice thereof to Grantor under Section 7(e).

           (e) The Operating Trustee shall provide timely and adequate written notice to Grantor (no more frequently than once each month) specifying in reasonable detail: (i) the charges, taxes and other expenses to be paid directly by Grantor to third parties or for which

Grantor shall reimburse the Operating Trustee (together with customary supporting documentation); and (ii) the fees due to be paid to the Operating Trustee.

           (f) The Operating Trustee shall provide to Grantor: (i) within fifteen (15) days of receipt thereof, any accountings received by the Operating Trustee with respect to the operations of TWE or any other issuer of securities comprising Disposition Property, except to the extent disclosure of such information to Grantor is prohibited by the terms of Section 12; and (ii) within fifteen (15) days of receipt of a written request by Grantor, an accounting of the expenses of the Operating Trustee incurred directly or by third parties for the performance of services to the Operating Trustee in connection with the performance of the Operating Trustee's duties under this Agreement.

           (g) Except as specifically provided in this Agreement, the Operating Trustee shall not be entitled to any other fee or other payment hereunder or otherwise, including any termination fee.

           (h) Grantor hereby agrees to indemnify each Trustee and hold each Trustee harmless against all claims, actions, proceedings, suits, costs of defense (including reasonable and customary attorneys' and accountants' fees and disbursements), expenses, liabilities, judgments, damages, awards and settlements asserted against or incurred by such Trustee in connection with, or in any way arising directly or indirectly from, the performance by such Trustee of its duties under this Agreement, including claims and liabilities arising from any actions taken by the Operating Trustee in furtherance of its obligation to sell as quickly as possible any of the Disposition Property that remains after the 5-Year Period, provided that the indemnification provided for in this Section 7(h) shall not apply to any claims or liabilities arising from such Trustee's Malfeasance. For purposes of this Agreement, a Trustee's

"Malfeasance" shall mean such Trustee's bad faith, gross negligence, willful misconduct or other action inconsistent with the terms of this Agreement or any of the other Governing Agreements.

           (i) Except as incurred as a result of such Trustee's Malfeasance, a Trustee shall not be liable with respect to actions taken by it in reliance upon any paper, document or signature reasonably believed by such Trustee to be genuine and to have been signed by the proper party that is not in fact genuine. A Trustee shall not be liable for any error of judgment in any act done or omitted, nor for any mistake of fact or law, nor for anything which such Trustee may do or refrain from doing in accordance with this Agreement, absent such Trustee's Malfeasance. A Trustee may consult with accountants, attorneys and other advisors, and any action taken in accordance with the advice of such advisor shall be presumptively done in good faith.

           (j) The Operating Trustee shall have no duty or liability to Grantor with respect to any change in the value of any of the Disposition Property resulting from TWE's operations or otherwise (except for the Operating Trustee's Malfeasance) during the Trust Term.

           (k) Neither Trustee shall be required to furnish a bond or other security in any jurisdiction for the faithful performance of such Trustee's duties.

           (l) Except where the provision of Section 5(i) applies, the Operating Trustee shall manage the property of the Trust, consistent with the terms of this Agreement, in a manner intended to maximize the value of the properties of the Trust, Trust II and Trust III, taken as a whole, and the Trust, Trust II and Trust III shall cooperate with each other in connection with any transaction by any of them.

           (m) The Trustee shall assist Grantor and Grantor's affiliates and shall cooperate fully in all tax matters relating to the Trust or its assets, including, without limitation, in connection with the preparation and filing of any tax returns or reports which Grantor or any of Grantor's affiliates is required to prepare or file with respect to the Trust or its assets.

      8. Trustee Selection. The Delaware Trustee, and any successor Delaware Trustee, shall be either a natural person who is a resident of the State of Delaware or a legal entity having its principal place of business in the State of Delaware, in each case appointed by Grantor. The Operating Trustee shall be appointed by Grantor after approval by the Media Bureau. Each of Trust I, Trust II and Trust III shall have the same operating trustee and the same Delaware trustee, respectively. No Trustee may be a director, officer, manager, agent or employee of Grantor or its affiliates immediately prior to or at any time while serving as Trustee, nor may any Trustee have any extratrust business, personal or familial relationship with Grantor or its affiliates while serving as Trustee that is inconsistent with any applicable FCC Regulations. In the event that a Trustee enters into any relationship prohibited by this Section 8 at any time while serving as Trustee, such Trustee shall resign in the manner provided in Section 9.

      9.   Trustee Removal, Resignation, and Replacement.

           (a)  Grantor may not remove or replace a Trustee at will.

           (b) The rights and duties of the Trustees hereunder (other than a Trustee's rights to receive payments to the extent accrued prior to termination and to be indemnified hereunder) shall terminate upon such Trustee's incapacity to act, death or bankruptcy or other insolvency. No interest in the Disposition Property, nor any of the rights and duties of an incapacitated, deceased, bankrupt or insolvent Trustee, may be transferred by such Trustee by will, devise, succession or in any other manner except as provided in this Agreement.

           (c) A Trustee may resign by giving thirty (30) days advance written notice of resignation to Grantor, provided that such Trustee agrees that any such resignation shall not become effective until a successor Trustee has been appointed.

           (d) In the event of a Trustee's resignation, incapacity to act, death or bankruptcy or other insolvency, such Trustee shall be succeeded by a successor Trustee chosen by Grantor in compliance with FCC Regulations and the terms of this Agreement. Any successor Trustee shall succeed to all of the rights and obligations of the Trustee replaced hereunder upon execution by such successor Trustee of a counterpart of this Agreement. A successor Trustee shall not be liable for breaches of this Agreement committed by a predecessor Trustee.

           (e) Notwithstanding any other provision of this Section 9, a Trustee that resigns or is removed as trustee of Trust II or Trust III (other than upon termination of such trust) shall likewise resign or be removed as Trustee of the Trust.

      10.  Trustee Advisors.

           (a) The Operating Trustee shall have the right to retain such accountants, attorneys, investment bankers, managing underwriters and other advisors (collectively, "Advisors") as are necessary or appropriate to enable the Operating Trustee to perform in a prudent and competent manner the duties and obligations of the Operating Trustee under this Agreement; provided, however, that: (i) the fees and expenses of such Advisors shall be reasonable and customary; and (ii) such Advisors do not have any material business relationship with AOL Time Warner during the term of the Trust. In order to facilitate an expeditious divestiture, the Operating Trustee may retain any Advisors retained prior to the Contribution Date by AT&T, Comcast or their respective affiliates, provided, however, that: (i) such Advisors are solely accountable to the Operating Trustee in respect of advice or services rendered to the Operating Trustee in connection with divestiture of any Disposition Property; and (ii) such Advisors shall not continue to represent AT&T Comcast or its affiliates in connection with divestiture of such Disposition Property. The Operating Trustee shall be required to provide Grantor with notice and documentation of fees and expenses incurred in connection with the retention of Advisors pursuant to this Section 10(a).

           (b) Grantor and its affiliates also shall have the right to retain Advisors to assist the Operating Trustee's Advisors with the divestiture of the Disposition Property (including any Advisors retained by AT&T or Comcast prior to the Contribution Date, to the extent they have not been retained by the Operating Trustee pursuant to the previous subsection); provided, however, that the Operating Trustee shall be free to accept or reject any advice offered by such Advisors and shall be privy to any instructions that Grantor may give to such Advisors, and provided further, that, for avoidance of doubt, the Grantor's Advisors may communicate with the Operating Trustee's Advisors, but shall not communicate directly with the Operating Trustee except in the presence of Grantor and Operating Trustee's Advisors.

           (c) The Operating Trustee shall direct any Advisors that it retains, and Grantor shall direct any Advisors that it retains, with regard to the divestiture of the Disposition Property, to take appropriate steps to ensure that such Advisors do not act as a conduit for communications between the Operating Trustee and Grantor that are otherwise prohibited under the terms of this Agreement.

      11. Grantor Involvement in TWE Management. Except as provided in Section 12(a), Grantor and its affiliates shall not have an interest in, control of or involvement in the operation or management of TWE, or seek to influence the operation or management of TWE or any cable system in which TWE has an interest, other than Kansas City Cable Partners and Texas Cable Partners, L.P., on account of AT&T Comcast's 50% general partnership interest therein which is held outside of TWE, provided that Grantor and its affiliates shall not: (i) receive information from Kansas City Cable Partners or Texas Cable Partners, L.P. regarding the price, terms or conditions that TWE, or any affiliate of AOL Time Warner that is a successor to TWE's interest in Kansas City Cable Partners or Texas Cable Partners, L.P. or any of TWE's or such successor's affiliates (other than Kansas City Cable Partners or Texas Cable Partners, L.P. or any of their subsidiaries), negotiates for carriage of video programming on the cable systems owned by Kansas City Cable Partners or Texas Cable Partners, L.P.; or (ii) provide information to Kansas City Cable Partners or Texas Cable Partners, L.P. regarding the price, terms or conditions that Grantor or its affiliates negotiate for the carriage of video programming on the cable systems owned by Grantor or its affiliates. For purposes of this Section 11, the term "TWE" shall include TWE and any other issuer of securities or ownership interests constituting Disposition Property. This Section 11 will cease to apply with respect to Kansas City Cable Partners or Texas Cable Partners, L.P., as the case may be, at such time as neither TWE nor any other affiliate of AOL Time Warner owns any interest in such entity.

      12.  Communications.

           (a)  Communications Regarding Operation and Management of TWE.

                (i) The Operating Trustee shall not provide any information to Grantor concerning the operation or management of TWE or the operation or management of the cable systems in which TWE has a direct or indirect interest, except that the Operating Trustee shall use its reasonable best efforts to obtain and provide Grantor with financial statements and tax information with respect to

           TWE and the MOC TWE Interest as and when furnished by TWE and as required by Grantor or its affiliates for compliance with securities and tax laws, rules and regulations, or other applicable legal or regulatory requirements. None of Grantor, or any of its affiliates, or any of its or their officers, directors or employees, shall communicate with the Operating Trustee, directly or indirectly, including indirectly through their Advisors, regarding the operation or management of TWE or the operation or management of any cable system in which TWE has an interest.

                (ii) The Operating Trustee shall have such access to Grantor and its affiliates' personnel, books, records and facilities related to the Disposition Property as may be reasonably necessary for the Operating Trustee to fulfill its obligations hereunder.

                (iii) Any communications between the Operating Trusteee and Grantor or its affiliates permitted by this subsection (a) shall be in writing.

           (b) Communications Regarding Public Sale, Private Sale or Alternate Disposition. The Operating Trustee and Grantor and its affiliates may engage in communications in order to facilitate divestiture of the Disposition Property through any Public Sale, Private Sale or Alternate Disposition. The Operating Trustee shall provide periodic reports (no less frequently than quarterly during the 5-Year Period and no less frequently than monthly thereafter) to Grantor (with a copy to the Media Bureau) describing the Operating Trustee's efforts to accomplish divestiture of the Disposition Property through any Public Sale, Private Sale or Alternate Disposition, provided, however, that to the extent such reports contain information that Grantor deems confidential, such reports shall be provided to the Media Bureau only after such confidential information has been redacted. In the event that such reports are provided to the Media Bureau in redacted form, the unredacted versions of such reports will be maintained by the Operating Trustee, or its designee, at a location in the Washington, D.C. area, and shall be made available upon request for inspection by the Media Bureau during normal business hours. Upon request by the Media Bureau, the Operating Trustee shall file the unredacted version of any such report with the Media Bureau accompanied by a request for confidential treatment. Grantor will use its reasonable best efforts, consistent with the terms of this Agreement and applicable FCC Regulations, to assist the Operating Trustee in accomplishing the divestiture of the Disposition Property, including using its reasonable best efforts to provide such information as is required by the Operating Trustee to effect such divestiture.

           (c) Communications Regarding Fiduciary Matters. Communications between the Trustees and Grantor regarding the fiduciary obligations owed by the Trustees to Grantor shall be permitted at any time.

           (d) The Operating Trustee shall retain copies of all written communications between the Operating Trustee or its Advisors and Grantor, its affiliates or its Advisors. The Operating Trustee shall prepare (or, as appropriate, instruct its Advisors to prepare) and retain a contemporaneous written summary of all oral communications between the Operating Trustee or its Advisors and Grantor, its affiliates or its Advisors, pursuant to subsections
(b) and (c) of this Section 12, provided that such summary shall not be required for oral communications that are ministerial or non-substantive in nature, or are otherwise not material to the performance of the Operating Trustee's fiduciary obligations to Grantor or its efforts to (a) divest the Disposition Property or (b) effect an Alternate Disposition in accordance with the terms of this Agreement.

All written communications and summaries of oral communications shall be maintained by the Operating Trustee, or its designee, at a location in the Washington, D.C. area, and shall be made available upon request for inspection by the Media Bureau during normal business hours.

           (e) Subject to a customary confidentiality agreement and to the terms of any other agreement to which the Trust is a party or otherwise subject, the Operating Trustee shall permit prospective purchasers of the Disposition Property in an Alternate Disposition (at the request of the Grantor) or a Private Sale (at the Operating Trustee's discretion) to have access to any and all financial or operational information to which the Operating Trustee has access, as may be relevant to divestiture of the Disposition Property.

           (f) All notices, requests, consents, approvals, waivers and demands among the parties hereto (collectively, "Notices") shall be deemed to have been given if in writing and: (i) personally delivered against a written receipt;
(ii) sent by confirmed telephonic facsimile; or (iii) delivered to a reputable express messenger service (such as Federal Express, DHL Courier or United Parcel Service) for overnight delivery, addressed as follows (or to such other address as such party shall have given notice to one another):

                (A)  If to Grantor:

                     MOC Holdco I, Inc.
                     1201 N. Market Street
                     Suite 1405
                     Wilmington, DE 19801
                     Attn: Abe Patlov, President
                     Fax: 302-658-1600

                (B)  If to the Operating Trustee:

                     Edith E. Holiday
                     801 West Street
                     2nd Floor
                     Wilmington, DE 19801
                     Fax:

                (C)  If to the Delaware Trustee:

                     The Capital Trust Company
                       of Delaware
                     One Little Falls Centre I
                     Suite 210
                     2711 Centreville Road
                     Wilmington, DE 19808
                     Attn: Corporation Trust and Transaction Services
                     Fax: 302-636-8585

The period in which a response to any such Notice must be given shall commence to run from the date of the receipt of a personally delivered Notice, or the date of confirmation of a telephonic facsimile, or two (2) days following the proper delivery of the Notice to a reputable express messenger service, as the case may be.

           (g) For purposes of this Section 12, the term "TWE" shall include TWE and any other issuer of securities or ownership interests constituting Disposition Property and the term "MOC TWE Interest" shall include the MOC TWE Interest and any other Disposition Property.

      13.  Termination.

           (a) Subject to the provisions of Section 17(e), the Trust shall dissolve upon written election by Grantor delivered to the Trustees, provided that one of the following events has occurred (any such event, a "Dissolution Event"):

                (i) divestiture of all of the Disposition Property and the payment of all proceeds to the order of Grantor with respect to such divestiture, in the manner provided in Sections 5(e) and 6(a);

                (ii) expiration of the six-month period following the 5-Year Period, provided, however, that if any portion of the Disposition Property remains in the

           Trust at the expiration of the six-month period following the 5-Year Period, the Trust will continue until the FCC either approves the dissolution of the Trust or the remainder of the Disposition Property has been divested and all proceeds due to the order of Grantor with respect to such divestiture have been paid, in the manner provided in Sections 5(e) and 6(a); or

                (iii) AT&T Comcast ceases directly or indirectly to own any beneficial interest in the Trust.

           (b) Upon dissolution of the Trust, the Operating Trustee shall take such action as is necessary or appropriate to deliver to the order of Grantor, or such other party designated by Grantor in writing to the Operating Trustee, all property then held by the Trust or the Operating Trustee on behalf of the Trust pursuant to this Agreement, subject to satisfaction (whether by payment or reasonable provision therefor) of claims of all creditors of the Trust (other than Grantor) including, without limitation, the Trustees. The Operating Trustee shall have a reasonable period to conclude the administration of the Trust, and shall be compensated for all reasonably necessary services performed after the dissolution date. Following completion by the Operating Trustee of the actions required by this Section 13(b), the Operating Trustee shall provide written notice to Grantor and, upon written request of Grantor, the Trustees shall terminate the legal existence of the Trust by canceling the Certificate of Trust in accordance with the Act.

           (c) Notwithstanding any other provision of this Section 13, upon a Dissolution Event, Grantor may elect, in lieu of dissolving the Trust, to terminate this Agreement and to convert the Trust into a Delaware limited liability company, Delaware corporation or other legal entity, which conversion shall be upon such terms as Grantor shall deem appropriate;

provided that upon completion of such conversion all rights, obligations, assets and liabilities of the Trust remain, under applicable law, rights, obligations, assets and liabilities of the entity so created. The Trustees shall cooperate with Grantor in connection with the foregoing.

           (d) At any time, subject to the Governing Agreements, Grantor may cause the Trustees to merge the Trust with Trust II or Trust III, or to transfer all of the assets and liabilities of the Trust (including, without limitation, the Disposition Property) to Trust II or Trust III, or to accept a transfer of all of the assets and liabilities of Trust II or Trust III to the Trust; provided that, in each case and to the extent required under the Governing Agreements, the successor or transferee trust shall assume the obligations of the merged or transferor trust under the Governing Agreements (other than the Declaration of Trust of the merged or transferor trust). For purposes of this Section 13(d), the term "Governing Agreements" includes the "Governing Agreements" as defined in this Agreement and in the Declaration of Trust of the successor or transferee, or merged or transferor, trust, as the case may be.

      14. Modification. This Agreement shall not be modified except by an instrument in writing executed by Grantor and the Operating Trustee; provided that the rights, duties, responsibilities and compensation of the Delaware Trustee shall not be changed without the prior written consent of the Delaware Trustee. No modifications of this Agreement, except for modifications that are insubstantial and immaterial, shall be made unless approved by the Media Bureau. A request for approval of a modification of this Agreement shall be deemed approved unless the Media Bureau notifies the Operating Trustee, in writing and within 14 days of receipt of such request from the Operating Trustee, that it objects to such modification. A copy of any insubstantial and immaterial modification in the Trust shall be filed with the FCC within ten days following the execution thereof, with a copy to the Media Bureau.

The parties shall cooperate in the modification of this Agreement in the event changes or modifications are needed in order to bring this Agreement and the transactions contemplated hereby into compliance with applicable FCC Regulations or other applicable laws.

      15. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns. Subject to the power to delegate the performance of ministerial responsibilities hereunder as deemed necessary by the Operating Trustee, this Agreement shall not be assignable by the Trustees. Grantor shall be entitled to assign its rights hereunder to AT&T Comcast or any subsidiary thereof or any person who becomes the direct or indirect beneficial owner of the Disposition Property as a result of a merger or transfer of all or substantially all the assets of AT&T Comcast or any of its subsidiaries.

      16. Confidentiality. This Agreement and all matters concerning the performance, enforcement and interpretation hereof shall be kept in strict confidence by the parties, except where disclosure is required by law, rule or regulation (including the Federal securities laws or FCC Regulations), to carry out the express purposes and terms of this Agreement, or in connection with any claims or actions relating to this Agreement.

      17.  Miscellaneous.

           (a) If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining part of said provision or the remaining provisions of this Agreement.

           (b) The headings of the sections and subsections of this Agreement are inserted for convenience of reference only and do not form a part or affect the meaning hereof.

           (c) This Agreement, the rights and obligations of the parties hereto, and any claims and disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (not including the choice of law rules thereof).

           (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

           (e) The provisions of Sections 7, 12(f), 14, 15, 16 and 17 shall remain in effect, and shall survive, any termination of the Trust.

           (f) The failure of Grantor or a Trustee to exercise or enforce any right or provision of this Agreement shall not constitute a waiver of such right or provision.

           (g) This Agreement, together with the Certificate of Trust, is the complete and exclusive agreement between the parties with respect to the creation, operation and termination of the Trust, superseding and replacing any and all prior agreements, communications and understandings, written or oral, regarding such Trust.

           (h) Neither Trustee shall have any duty or other obligation to pay, provide or arrange for the provision of funds necessary to perform such Trustee's duties under this Agreement, other than the provision of the written notices to Grantor pursuant to Section 7 hereof. Neither Trustee shall have any personal liability for the payment of any Trust expense or obligation to third parties whatsoever.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed on their behalf as of the date and year first hereinabove set forth.


                                             MOC HOLDCO I, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                             -----------------------------------
                                             Edith E. Holiday



                                             THE CAPITAL TRUST COMPANY OF
                                             DELAWARE


                                             By:
                                                --------------------------------
                                                Name:
                                                Title: